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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2002


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420
















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

--------------------------------------------------------------------------------

Item 7.  Financial Statements and Exhibits.

    (c)   Exhibits.

          Exhibit No.    Exhibit

          99.1           Excerpt from Second Quarter 2002 Earnings Press
                         Release

          99.2 Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

          99.3 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350



                                        SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GOLDEN WEST FINANCIAL CORPORATION


Dated:  August 2, 2002                   /s/ Russell W. Kettell
                                        ----------------------------------------
                                        Russell W. Kettell
                                        President and
                                        Chief Financial Officer

                                                                    Exhibit 99.1

FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614


July 18, 2002


         GOLDEN WEST ANNOUNCES RECORD SECOND QUARTER EARNINGS PER SHARE
                 ALL-TIME HIGH LOAN ORIGINATIONS OF $6.9 BILLION

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, posted record second quarter 2002 diluted earnings per share of $1.44, up 11% from the $1.30 reported for the same period in 2001. For the first half of 2002, per share profits reached $2.95, a 23% increase over the $2.40 registered for the first six months of 2001.

The Company also announced record loan originations of $6.9 billion during the second quarter of 2002, up 23% from the $5.6 billion posted a year earlier. For the first six months of 2002, new loan volume totaled $12.3 billion, a 31% increase from the $9.4 billion recorded during the first half of 2001.

Discussing the Company's growth in earnings, Marion O. Sandler, Chairman and Chief Executive Officer of Golden West, said, "In the second quarter of 2002, net interest income totaled $465 million, up 15% from the $403 million recorded in the same period of 2001. This increase in our primary revenue source occurred principally because our loan portfolio expanded by 10% during the past twelve months. An additional contribution came from a higher profit margin in the second quarter of 2002 compared to a year earlier." Golden West's primary spread, which is the difference between the yield on loans and other earning assets and the rate on savings and borrowings, averaged 2.96% during the second quarter of 2002, compared with 2.68% a year earlier.

Continuing her discussion of factors influencing profits, Sandler stated, "Second quarter revenue from sources other than interest income fell by $16 million compared to a year earlier. This decline occurred principally because fees booked for servicing loans were lower than a year earlier."

Wrapping up her earnings related comments, Sandler said, "Our general and administrative expenses (G&A) were 14% higher in the second quarter of 2002 than in the same period a year earlier, reflecting increased activity on both the loan and savings sides of the business. In addition, over the past year, we continued to invest in people, technology, and facilities in order to support the expansion of the Company. With these resources in place, we were easily able to take advantage of second quarter business opportunities." Golden West's ratio of G&A to average assets was .94% in the second quarter of 2002, compared with ..88% a year earlier. The Company's efficiency ratio, which is general and administrative expenses divided by net interest income plus noninterest income, amounted to 27.7% during the second three months of 2002, up slightly from the 26.6% recorded during the same period of 2001. For the first six months of 2002, Golden West's efficiency ratio was 27.0%, down from 27.7% in the first half of 2001.

Moving to a discussion of the lending environment, Sandler remarked, "Demand for residential mortgages remained very strong during the second quarter. Additionally, our primary product, the adjustable rate mortgage (ARM), increased in popularity because the continued decline in ARM rates made these loans more favorably priced than the fixed-rate alternative." ARMs comprised 95% of Golden West's originations during the second quarter and 93% during the first half of 2002.

Expanding her discussion of the impact of very low ARM rates, Sandler commented, "With adjustable mortgage rates at historic lows, our borrowers had less incentive to prepay their mortgages in the second quarter of 2002 compared to a year earlier. That's good news because loan repayments are a deduction from the Company's loan portfolio, our major earning asset." Golden West's repayments totaled $3.7 billion in the second quarter of 2002, down from $4.7 billion in the same period in 2001.

Continuing, Sandler remarked, "More good news came in the form of record total second quarter loan volume of $6.9 billion, up from $5.6 billion in the same period a year earlier, adding considerably to the Company's earning assets." Golden West's loan portfolio grew by $3.1 billion during the second three months of 2002, compared with the $421 million expansion in the same period a year earlier.

Golden West's ratio of nonperforming assets and troubled debt restructured to total assets amounted to .64% at June 30, 2002, a slight increase over the .53% of a year earlier.

Additionally, Golden West reported retail deposit growth of $722 million in the second quarter of 2002, in line with the $761 million recorded in the same period of 2001. For the first six months of 2002, savings growth amounted to $1.8 billion, up from $1.5 billion in the first half of 2001.

Finally, the Company announced that it bought 314,500 shares of Golden West stock during the second quarter of 2002, bringing the total shares repurchased during 2002 to 1,079,500. At June 30, 2002, 12.9 million shares remained available to be purchased under current authorizations.

Headquartered in Oakland, California, Golden West is the nation's second largest thrift with assets of $62 billion as of June 30, 2002. Currently operating 467 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW.

Information in this Press Release may include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements include, without limitation, references to future earnings, profit margins, and portfolio growth. It is important to note that such forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Thus future financial results may differ materially from those described herein. Golden West Financial Corporation makes no guarantee or promises regarding future results and assumes no responsibility to update such forward-looking statements.


                                      # # #
                         Financial Information Attached

                                             GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENT OF NET EARNINGS
                                                          AND OTHER FINANCIAL DATA
                                                                 (Unaudited)
                                               (Dollars in thousands except per share figures)

                                                                Three Months Ended                  Six Months Ended
                                                                     June 30                            June 30
                                                           -----------------------------    --------------------------------
                                                               2002             2001             2002               2001
                                                           -------------    ------------    --------------     -------------
Interest Income
    Interest on loans                                      $    711,522     $    672,823     $  1,369,722      $  1,377,647
    Interest on mortgage-backed securities                      112,479          371,669          292,447           737,266
    Interest and dividends on investments                        29,788           53,252           59,856           117,014
                                                           -------------    ------------    --------------     -------------
                                                                853,789        1,097,744        1,722,025         2,231,927

Interest Expense
    Interest on deposits                                        263,148          406,117          539,729           836,865
    Interest on advances                                        100,010          239,572          200,277           533,008
    Interest on repurchase agreements                               612           14,537            1,032            32,226
    Interest on other borrowings                                 25,000           34,217           49,069            63,932
                                                           -------------    ------------    --------------     -------------
                                                                388,770          694,443          790,107         1,466,031
                                                           -------------    ------------    --------------     -------------
Net Interest Income                                             465,019          403,301          931,918           765,896
Provision for loan losses                                         5,186            5,641           13,725             8,824
                                                           -------------    ------------    --------------     -------------
Net Interest Income after Provision for
    Loan Losses                                                 459,833          397,660          918,193           757,072
Noninterest Income
    Fees                                                         33,369           42,721           69,872            74,033
    Gain on the sale of securities, MBS and loans                 6,487            7,883           20,906            13,760
    Change in fair value of derivatives                          (2,174)           1,588            4,957            (5,914)
    Other                                                        13,611           14,636           25,562            28,272
                                                           -------------    ------------    --------------      -------------
                                                                 51,293           66,828          121,297           110,151
Noninterest Expense
    General and administrative:
        Personnel                                                85,207           72,002          168,039           140,198
        Occupancy                                                21,240           19,480           42,405            39,289
        Deposit insurance                                         1,509            1,418            3,011             2,804
        Advertising                                               3,042            3,048            6,927             4,925
        Other                                                    31,969           29,167           63,646            55,316
                                                           -------------    ------------    --------------     -------------
                                                                142,967          125,115          284,028           242,532
Earnings before Taxes on Income and
  Cumulative Effect of Accounting Change                        368,159          339,373          755,462           624,691
Taxes on Income                                                 141,791          130,444          291,013           239,683
                                                           -------------    ------------    --------------     -------------
Income before Cumulative Effect of Accounting Change            226,368          208,929          464,449           385,008
Cumulative Effect of Accounting Change, Net of Tax                    0                0                0            (6,018)
                                                           -------------    ------------    --------------     -------------
Net Earnings                                               $    226,368     $    208,929     $    464,449      $    378,990
                                                           =============    ============    ==============     =============
Basic Earnings Per Share before
  Cumulative Effect of Accounting Change                   $       1.46     $       1.32     $       2.99      $       2.43
Cumulative Effect of Accounting Change, Net of Tax                 0.00             0.00             0.00             (0.04)
                                                           -------------    ------------    --------------     -------------
Basic Earnings Per Share                                   $       1.46     $       1.32     $       2.99      $       2.39
                                                           =============    ============    ==============     =============
Diluted Earnings Per Share before
  Cumulative Effect of Accounting Change                   $       1.44     $       1.30     $       2.95      $       2.40
Cumulative Effect of Accounting Change, Net of Tax                 0.00             0.00             0.00             (0.04)
                                                           -------------    ------------    --------------     -------------
Diluted Earnings Per Share                                 $       1.44     $       1.30     $       2.95      $       2.36
                                                           =============    ============    ==============     =============

Average common shares outstanding                           154,899,196      158,724,536      155,155,946       158,602,033
Average diluted common shares outstanding                   157,078,432      160,968,179      157,269,057       160,771,429

Ratios: (a)
    Net earnings before accounting change / average net worth     19.85%           21.19%           20.76%            20.01%
    Net earnings before accounting change / average assets         1.49%            1.47%            1.55%             1.36%
    Net interest margin (b)                                        3.15%            2.92%            3.21%             2.78%
    General and administrative expense / average assets             .94%             .88%             .95%              .86%
    Efficiency ratio                                              27.69%           26.61%           26.97%            27.68%

(a) Ratios are annualized by multiplying the quarterly computation by four and the semi-annual computations by two. Averages are computed by adding the beginning balances and each monthend balance during the quarter and six month period and dividing by four and seven, respectively.
(b) Net Interest Margin is Net Interest Income divided by Average Interest-Earning Assets.

                                              GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                           AND OTHER FINANCIAL DATA
                                                                 (Unaudited)
                                               (Dollars in thousands except per share figures)

                                                                            For the Quarter Ended
                                                    -----------------------------------------------------------------------------
                                                       Jun. 30         Mar. 31          Dec. 31        Sep. 30          Jun. 30
                                                        2002            2002             2001           2001             2001
                                                    ------------    ------------    ------------    ------------     ------------

ASSETS
  Cash                                             $    332,027     $    373,229    $    339,059    $    383,927     $    439,590
  Securities available for sale at fair value           369,238          462,201         622,670         725,881          672,055
  Other investments                                           0                0               0               0              375

  Purchased mortgage-backed securities
     available for sale                                  40,562           44,957         233,403         243,659          218,876
  Purchased mortgage-backed securities
     held to maturity                                   216,697          238,934         275,150         309,171          337,212
  Mortgage-backed securities with recourse
     held to maturity (a)                             7,141,275       10,114,205      13,569,619      15,244,959       17,657,738
  Loans receivable (a)                               51,624,345       45,543,068      41,065,375      38,673,021       35,511,200
                                                   ------------     ------------    ------------    ------------     ------------

     Total Loans Receivable                          59,022,879       55,941,164      55,143,547      54,470,810       53,725,026
  Interest earned but uncollected                       198,842          208,521         255,600         253,328          268,954
  Investment in capital stock of Federal Home
     Loan Banks                                       1,050,819        1,038,353       1,105,773       1,099,758        1,074,756
  Foreclosed real estate                                 11,664           11,663          11,101           9,458            8,472
  Premises and equipment--at cost less
     accumulated depreciation                           343,620          336,827         328,579         321,593          316,760
  Other assets                                          993,025          975,796         779,942         858,367          925,555

                                                   ------------     ------------    ------------    ------------     ------------
                                                   $ 62,322,114     $ 59,347,754    $ 58,586,271    $ 58,123,122     $ 57,431,543
                                                   ============     ============    ============    ============     ============

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                         $ 36,230,741     $ 35,508,352    $ 34,472,585    $ 33,133,942     $ 31,491,959
  Advances from Federal Home Loan Banks              18,948,901       17,540,760      18,037,509      17,859,941       18,945,452
  Securities sold under agreements to repurchase         21,936           28,523         223,523         420,596          851,197
  Federal funds purchased                                50,000          200,000               0               0                0
  Bank notes                                          1,052,822                0               0         693,976          634,951
  Senior debt--net of discount                          198,407          198,311         198,215         198,117                0
  Subordinated notes--net of discount                   399,761          499,654         599,511         599,329          599,148
  Taxes on income                                       462,940          569,938         457,964         579,691          471,232
  Other liabilities                                     302,017          340,504         312,774         422,391          385,474
  Stockholders' equity                                4,654,589        4,461,712       4,284,190       4,215,139        4,052,130
                                                   ------------     ------------    ------------    ------------     ------------
                                                   $ 62,322,114     $ 59,347,754    $ 58,586,271    $ 58,123,122     $ 57,431,543
                                                   ============     ============    ============    ============     ============

Book value per common share                        $      30.04     $      28.78    $      27.55    $      26.59     $      25.50
Common shares outstanding                           154,957,387      155,011,562     155,531,777     158,550,637      158,876,757

New real estate loans originated                   $  6,897,783     $  5,428,576    $  5,739,769    $  5,600,738     $  5,628,720

New adjustable rate mortgages as a percentage of
    new real estate loans originated                         95%              89%             79%             87%              83%

Loan sales                                         $    339,498     $    771,289    $  1,136,438    $    795,851     $    712,205

(a) During the first half of 2002, the Company desecuritized $4.2 billion of FNMA MBS with recourse held to maturity and the underlying loans were transferred to the loan portfolio.


                                              GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                        QUARTERLY FINANCIAL HIGHLIGHTS
                                                                 (Unaudited)
                                               (Dollars in thousands except per share figures)

                                                                                                  For the Quarter Ended
                                                       ----------------------------------------------------------------------------
                                                           Jun. 30           Mar. 31      Dec. 31        Sep. 30          Jun. 30
                                                            2002              2002          2001           2001            2001
                                                       --------------  --------------- --------------  -------------  -------------

Net interest income                                     $    465,019    $     466,899   $    450,303   $    415,133   $    403,301
Provision for loan losses                                      5,186            8,539          9,802          3,639          5,641
Noninterest income                                            51,293           70,004         70,238         56,350         66,828
Noninterest expense                                          142,967          141,061        139,123        132,147        125,115
                                                       --------------  ---------------  -------------  -------------  -------------
Earnings before taxes on income                              368,159          387,303        371,616        335,697        339,373
Taxes on income                                              141,791          149,222        143,641        129,857        130,444
                                                       --------------  --------------- --------------  -------------  -------------
Net earnings                                            $    226,368    $     238,081   $    227,975   $    205,840   $    208,929
                                                       ==============  =============== ==============  =============  ==============

Basic EPS                                               $       1.46    $        1.53   $       1.45   $       1.30   $       1.32
Diluted EPS                                             $       1.44    $        1.51   $       1.44   $       1.28   $       1.30

Average common shares outstanding                        154,899,196      155,415,549    156,988,440    158,868,462    158,724,536
Average diluted common shares outstanding                157,078,432      157,570,350    158,865,399    161,000,195    160,968,179

Ratios: (a)
  Net earnings / average net worth (ROE)                       19.85%           21.73%         21.47%         19.89%         21.19%
  Net earnings / average assets (ROA)                           1.49%            1.62%          1.57%          1.42%          1.47%
  Net interest margin (b)                                       3.15%            3.27%          3.18%          2.96%          2.92%
  General and administrative expense / average assets            .94%             .96%           .96%           .91%           .88%
  Efficiency ratio                                             27.69%           26.27%         26.73%         28.03%         26.61%

Loan loss reserve                                       $    273,881    $     269,327   $    261,013   $    250,444   $    245,078
Net loan chargeoffs                                     $        632    $         225   $      1,020   $        467   $        691

Stockholders' equity / total assets                             7.47%            7.52%          7.31%          7.25%         7.06%

Retail deposit net activity                             $    722,389    $   1,035,767   $  1,338,643   $  1,760,983   $    761,000
Wholesale CD net activity                                          0                0              0       (119,000)      (626,000)
                                                       --------------  --------------- --------------  -------------  -------------
  Total deposit net activity                            $    722,389    $   1,035,767   $  1,338,643   $  1,641,983   $    135,000
                                                       ==============  =============== ==============  =============  =============

(a) Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b) Net Interest Margin is Net Interest Income divided by Average Interest-Earning Assets.

                                              GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                             OTHER FINANCIAL DATA
                                                                 (Unaudited)
                                                            (Dollars in thousands)

                                                                                         For the Quarter Ended
                                                         ---------------------------------------------------------------------------
                                                            Jun. 30        Mar. 31         Dec. 31        Sep. 30         Jun. 30
                                                             2002            2002            2001            2001           2001
                                                         ------------   -------------   --------------  -------------  -------------

AVERAGE BALANCES  (a)
  Cash and investments                                    $   795,661    $   879,542     $   941,311     $ 1,199,668    $   889,507
  Loans receivable including mortgage-backed securities    57,462,160     55,439,619      54,811,397      54,129,499     53,530,756
  Investment in capital stock of Federal Home Loan          1,043,922      1,050,966       1,078,706       1,089,663      1,075,735
  Banks
  Deposits                                                 35,718,354     34,987,193      33,822,924      32,271,278     31,271,860
  Advances from Federal Home Loan Banks                    18,596,039     17,667,900      17,784,994      18,592,677     18,892,793
  Securities sold under agreements to repurchase               23,076        123,155         271,614         536,576        978,626
  Other borrowings                                          1,090,520        772,847       1,146,076       1,310,514        919,042
  Stockholders' equity                                      4,561,323      4,383,426       4,247,848       4,138,936      3,944,077

Total Average Assets                                       60,820,162     58,810,122      58,253,919      57,875,826     56,971,953
Average Interest-Earning Assets                            59,001,340     57,072,122      56,566,830      56,160,623     55,310,583
Average Interest-Bearing Liabilities                       55,427,989     53,551,095      53,025,608      52,711,044     52,062,320

NONPERFORMING ASSETS
  Loans (including MBS with recourse)

    90 days or more past due                              $   382,458    $   408,862     $   382,510     $   336,686    $   295,537
  Foreclosed real estate                                       11,664         11,663          11,101           9,458          8,472
                                                         -------------  -------------   -------------   -------------  -------------
  Total nonperforming assets                              $   394,122    $   420,525     $   393,611     $   346,144    $   304,009
                                                         =============  =============   =============   =============  =============

Ratio of nonperforming assets (NPAs) to total assets               .63%          .71%            .67%            .60%           .53%
Ratio of troubled debt restructured (TDRs) to total                .01           .01             .00             .00            .00
assets
                                                         -------------  -------------   --------------  -------------  -------------
Ratio of NPAs and TDRs to total assets                             .64%          .72%            .67%            .60%           .53%
                                                         =============  =============   ==============  =============  =============

SPREAD DATA
  Yield on loan portfolio                                         5.59%         5.82%           6.38%           6.99%          7.53%
  Yield on investments                                           17.23%         5.95%           2.86%           4.34%          5.50%
  Yield on earning assets                                         5.59%         5.82%           6.36%           6.97%          7.52%

  Cost of deposits                                                2.92%         3.04%           3.39%           4.19%          4.80%
  Cost of borrowings                                              2.20%         2.35%           2.72%           4.05%          4.62%
  Cost of funds                                                   2.65%         2.81%           3.15%           4.14%          4.73%

Yield on earning assets less cost of funds                        2.94%         3.01%           3.21%           2.83%          2.79%

(a) Averages are computed by adding the beginning balances and each monthend balance during the quarter and dividing by four.


                                                                    Exhibit 99.2



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the accompanying Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, I, Herbert M. Sandler, Chief Executive Officer of Golden West Financial Corporation, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, fairly presents, in all material respects, the financial condition and results of operations of Golden West Financial Corporation.





Dated:  August 2, 2002                   /s/ Herbert M. Sandler
                                        ----------------------------------------
                                        Herbert M. Sandler
                                        Chief Executve Officer
                                        Golden West Financial Corporation

                                                                    Exhibit 99.3



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION OF 1350



In connection with the accompanying Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, I, Russell W. Kettell,
Chief Financial Officer of Golden West Financial Corporation, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such Current Report on Form 8-K of Golden West Financial Corporation, dated July 18, 2002, fairly presents, in all material respects, the financial condition and results of operations of Golden West Financial Corporation.





Dated:  August 2, 2002                   /s/ Russell W. Kettell
                                        ----------------------------------------
                                        Russell W. Kettell
                                        Chief Financial Officer
                                        Golden West Financial Corporation